                                                                    EXHIBIT 24

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael L. Hartzmarkand Michael Miller and Anthony Barrett, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, for filing with the Securities and Exchange Commission by Cragar Industries, Inc., a Delaware corporation, together with any and all amendments to such Form 10-KSB, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 10, 1997


                                                 /s/ Ed Faber
                                                 ---------------
                                                     Ed Faber


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )


         On this 10th day of February, 1997, before me, the undersigned Notary Public, personally appeared Ed Faber, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



         [OFFICIAL SEAL]
                                                 /s/ Susan M. River
                                                 --------------------
                                                     Notary Public


My commission expires: 5-4-98

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael L. Hartzmark and Michael Miller and Anthony Barrett, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, for filing with the Securities and Exchange Commission by Cragar Industries, Inc., a Delaware corporation, together with any and all amendments to such Form 10-KSB, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 10, 1997


                                                 /s/ Sidney Dworkin
                                                 --------------------
                                                     Sidney Dworkin


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )


         On this 10th day of February, 1997, before me, the undersigned Notary Public, personally appeared Sidney Dworkin, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



         [OFFICIAL SEAL]
                                                 /s/ Susan M. River
                                                 --------------------
                                                     Notary Public


My commission expires: 5-4-98

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael L. Hartzmark and Michael Miller and Anthony Barrett, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, for filing with the Securities and Exchange Commission by Cragar Industries, Inc., a Delaware corporation, together with any and all amendments to such Form 10-KSB, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 10, 1997


                                                 /s/ Mark Schwartz
                                                 --------------------
                                                     Mark Schwartz


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )


         On this 10th day of February, 1997, before me, the undersigned Notary Public, personally appeared Mark Schwartz, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



         [OFFICIAL SEAL]
                                                 /s/ Susan M. River
                                                 --------------------
                                                     Notary Public


My commission expires: 5-4-98

                            SPECIAL POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael L. Hartzmark and Michael Miller and Anthony Barrett, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, for filing with the Securities and Exchange Commission by Cragar Industries, Inc., a Delaware corporation, together with any and all amendments to such Form 10-KSB, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

         DATED: February 10, 1997


                                                 /s/ Donald McIntyre
                                                 --------------------
                                                     Donald McIntyre


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )


         On this 10th day of February, 1997, before me, the undersigned Notary Public, personally appeared Donald McIntyre, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



         [OFFICIAL SEAL]
                                                 /s/ Susan M. River
                                                 --------------------
                                                     Notary Public


My commission expires: 5-4-98